UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 4, 2011

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
63 Lancaster Avenue Malvern, PA 19355	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2011, the Company issued a press release announcing that Dr. Felix Zandman, the Company’s founder, Executive Chairman, and Chief Technical and Business Development Officer passed away on the evening of June 4, 2011.  The Company hereby incorporates by reference the press release dated June 6, 2011, attached hereto as Exhibit 99.1.

On June 5, 2011, the Company’s Board of Directors appointed Marc Zandman to the positions of Executive Chairman of the Board and Chief Business Development Officer.  Additionally, the Board of Directors appointed Dr. Gerald Paul, President and Chief Executive Officer, to serve as the Chief Technical Officer.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 6, 2011

VISHAY INTERTECHNOLOGY, INC.

		By:	/s/ Lior E. Yahalomi

		Name:	Dr. Lior E. Yahalomi
		Title:	Executive Vice President and
Chief Financial Officer